UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

TURNING POINT THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38871	46-3826166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10628 Science Center Drive, Suite 200, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 926-5251

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934  (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On May 12, 2021, Turning Point Therapeutics, Inc. (the “Company”) entered into a first amendment (the “First Amendment”) to the Company’s lease agreement with ARE-SD Region No. 44, LLC (“Landlord”), dated June 19, 2019, for approximately 8,727 square feet of office and laboratory space located at 10628 Science Center Drive, San Diego, California 92121 (the “Lease”) to, among other things, extend the term of the Lease through to June 30, 2023, unless terminated earlier.  Prior to the execution of the First Amendment, the Lease had been scheduled to expire on December 31, 2021.  The minimum rent payable by the Company under the Lease during the first year of the extended term, is approximately $0.05 million per month, which amount will increase by 3% commencing January 1, 2023. The Company is also responsible for the payment of additional rent to cover the Company’s share of the annual operating and tax expenses and utilities costs for the building. The Company also currently leases approximately 33,864 square feet of office and laboratory space located at 10628 Science Center Drive San Diego, California 92121 pursuant to a lease with the Landlord dated January 19, 2016, as amended, which lease also expires on June 30, 2023, unless terminated earlier.

A copy of the First Amendment is filed as Exhibit 10.1 to this report and the foregoing description is only a summary of the material terms of the First Amendment, and does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Lease Agreement dated May 12, 2021 by and between Turning Point Therapeutics, Inc. and ARE-SD Region No. 44, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNING POINT THERAPEUTICS, INC.

Date: May 13, 2021	By:	/s/ Annette North
Annette North
Executive Vice President and General Counsel